23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the  incorporation  by reference in this  Registration
Statement on Form S-8 of our report dated March 24, 2000, relating to the financial statements, which appears on page 27 of PetroCorp Incorporated's Annual Report on Form 10-K for the year ended December 31, 1999.



                                                /s/ PricewaterhouseCoopers




Tulsa, Oklahoma
December 19, 2000